                                                                      EXHIBIT 24

                          PROTECTIVE LIFE CORPORATION
                             2801 HIGHWAY 280 SOUTH
                           BIRMINGHAM, ALABAMA 35223

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitute and appoint Drayton Nabers, Jr., John D. Johns and Deborah J. Long, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation a Registration Statement on Form S-4 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the shares of the Corporation's common stock to be issued in connection with the merger of National Health Care Systems of Florida, Inc. with a wholly-owned subsidiary of the Corporation and the undersigned hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated: December 12, 1994

            NAME                       TITLE
  -------------------------  -------------------------

   /s/ DRAYTON NABERS, JR.   President, Chief
  -------------------------   Executive Officer and
     Drayton Nabers, Jr.      Chairman of the Board

      /s/ JOHN D. JOHNS      Executive Vice President
  -------------------------   and Chief Financial
        John D. Johns         Officer

     /s/ JERRY W. DEFOOR     Vice President and
  -------------------------   Controller, and Chief
       Jerry W. DeFoor        Accounting Officer

   /s/ WILLIAM J. RUSHTON
             III             Chairman Emeritus and
  -------------------------   Director
   William J. Rushton III

      /s/ JOHN W. WOODS
  -------------------------  Director
        John W. Woods

   /s/ CRAWFORD T. JOHNSON
             III
  -------------------------  Director
   Crawford T. Johnson III

  /s/ WILLIAM J. CABANISS,
             JR.
  -------------------------  Director
  William J. Cabaniss, Jr.

            NAME                       TITLE
  -------------------------  -------------------------

     /s/ H. G. PATTILLO
  -------------------------  Director
       H. G. Pattillo

    /s/ EDWARD L. ADDISON
  -------------------------  Director
      Edward L. Addison

  /s/ JOHN J. MCMAHON, JR.
  -------------------------  Director
    John J. McMahon, Jr.

     /s/ A. W. DAHLBERG
  -------------------------  Director
       A. W. Dahlberg

   /s/ JOHN W. ROUSE, JR.
  -------------------------  Director
     John W. Rouse, Jr.

     /s/ ROBERT T. DAVID
  -------------------------  Director
       Robert T. David

  /s/ RONALD L. KUEHN, JR.
  -------------------------  Director
    Ronald L. Kuehn, Jr.

   /s/ HERBERT A. SKLENAR
  -------------------------  Director
     Herbert A. Sklenar